Exhibit 10.5

SOLICITATION, OFFER AND AWARD	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING DO-C9E	PAGE 1 OF PAGES 52

2. CONTRACT NO.	3. SOLICITATION NO.	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NO.
W91CRB-09-C-0014	W91CRB-08-R-0085	[ ] SEALED BID (IFB) [X] NEGOTIATED (RFP)	18 Jul 2008	SEE SCHEDULE

7. ISSUED BY CODE W91CRB	8. ADDRESS OFFER TO (If other than Item 7) CODE
US ARMY RDECOM ACQ CTR - W91CRB 4118 SUSQUEHANNA AVENUE ABERDEEN PROVING GROUND MD 21005-3013 TEL: FAX:	See Item 7 TEL: FAX:

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and 4 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Bldg. 4118, APG, MD 21005 until 01:00 PM (Hour) local time 03 Sep 2008 (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:	A. NAME	B. TELEPHONE (Include area code) (NO COLLECT CALLS)	C. E-MAIL ADDRESS
	LISA J. YAMAKAWA	410-278-6129	lisa.yamakawa@us.army.mil

11. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	43-52
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 22			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	23 - 25		J	LIST OF ATTACHMENTS	
X	D	PACKAGING AND MARKING	26 - 27			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	28 - 31		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	32 - 34				
X	G	CONTRACT ADMINISTRATION DATA	35 - 41		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	42		M	EVALUATION FACTORS FOR AWARD	

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within ______ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8)	Net 30 Days			
14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):	**AMENDMENT NO.**	**DATE**	**AMENDMENT NO.**	**DATE**
	1 and 2	6Aug / 8Aug08	5 and 6	26Aug / 27Aug08
	3 and 4	19Aug / 22Aug08		

15A. NAME AND ADDRESS OF OFFEROR	CODE 4DHW8 FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)
	BULOVA TECHNOLOGIES ORDINANCE SYSTEMS LL ANGELO SAITTA 125 SOUTH EAST SWISHER RD MAYO FL 32066-6407	ANGELO SAITTA /

15B. TELEPHONE NO (Include area code)	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE.	17. SIGNATURE	18. OFFER DATE
727-536-6601	[ ]	[signature]	13 January 09

AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
	$30,213,134.00	See Schedule

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	23. SUBMIT INVOICES TO ADDRESS SHOWN IN (4 copies unless otherwise specified)	ITEM
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )		

24. ADMINISTERED BY (If other than Item 7) CODE	25. PAYMENT WILL BE MADE BY CODE HQ0303
See Item 7	DFAS COLUMBUS - HQ0303 DFAS-ROCK ISLAND/JAIOBAC ATTN: ROCK ISLAND PO BOX 182316 COLUMBUS OH 43218-2316

26. NAME OF CONTRACTING OFFICER (Type or print)	27. UNITED STATES OF AMERICA	28. AWARD DATE
CAROL J. TYREE TEL: 410-306-1461 EMAIL: Carol.Tyree@us.army.mil	[signature] (Signature of Contracting Officer)	13-Jan-2009

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001					$0.00

12 IA Division HQ#1
FFP
IQ-VBK Foreign Weapons
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0001-0004 SHIPPING" for shipping instructions.

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $0.00

ACRN AA $257,756.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA		15	Each	$13,367.00	$200,505.00

Heavy Machine Gun
FFP
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount
Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun.

TCN/Document #: BIQF45-8156-9005

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $200,505.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB		8	Each	$486.00	$3,888.00

Light Machine Gun
FFP
Light Machine Gun, RPK-47, 7.62 X 39mm
Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun.

TCN/Document #: BIQF45-8156-9001

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $3,888.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC		17	Each	$3,139.00	$53,363.00

Medium Machine Gun
FFP
Medium Machine Gun, PKM, 7.62 X 54R with HMMV Mount.
Includes 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun

TCN/Document #: BIQF45-8156-9009

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $53,363.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002					$0.00

12 IA Division Troops
FFP
IQ-VBK Foreign Weapons
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0001-0004 SHIPPING" for shipping instructions.

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $0.00

ACRN AA $467,390.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AA		26	Each	$13,367.00	$347,542.00

Heavy Machine Gun
FFP
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required).
Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun.

TCN/Document #: BIQF45-8156-9006

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $347,542.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AB		27	Each	$486.00	$13,122.00

Light Machine Gun
FFP
Light Machine Gun, RPK-47, 7.62 X 39mm
Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun.

TCN/Document #: BIQF45-8156-9002

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $13,122.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AC		34	Each	$3,139.00	$106,726.00

Medium Machine Gun
FFP
Medium Machine Gun, PKM, 7.62 X 54R with HMMV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun,

TCN/Document #: BIQF45-8156-9010

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $106,726.00

TEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
003					$0.00

14 IA Division Troops
FFP
IQ-VBK Foreign Weapons
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0001-0004 SHIPPING" for shipping instructions.
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $0.00

ACRN AA $467,390.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AA		26	Each	$13,367.00	$347,542.00

Heavy Machine Gun
FFP
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required).
Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun.

TCN/Document #: BIQF45-8156-9007

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $347,542.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AB		27	Each	$486.00	$13,122.00

Light Machine Gun
FFP
Light Machine Gun, RPK-47, 7.62 X 39mm
Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun

TCN/Document #: BIQF45-8156-9003

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $13,122.00

TEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
.003AC		34	Each	$3,139.00	$106,726.00

Medium Machine Gun
FFP
Medium Machine Gun, PKM, 7.62 X 54R with HUMMV Mount (No Shield Required).
Includes: 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun.

TCN/Document #: BIQF45-8156-9011

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $106,726.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004					$0.00

4/7 IA Brigade
FFP
IQ-VBK Foreign Weapons
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0001-0004 SHIPPING" for shipping instructions.
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $0.00

ACRN AA $1,092,300.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AA		24	Each	$2,800.00	$67,200.00

60mm Mortar
FFP
TCN/Document #: BIQF45-8156-9013

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $67,200.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AB		24	Each	$100.00	$2,400.00

60mm Mortar Base Plate and Bipod
FFP
TCN/Document #: BIQF45-8156-9014
FOB: Destination

NET AMT $2,400.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AC		27	Each	$13,367.00	$360,909.00

Heavy Machine Gun
FFP
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required).
Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun

TCN/Document #: BIQF45-8156-9008
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $360,909.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AD		248	Each	$486.00	$120,528.00

Light Machine Gun
FFP
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines Per Machine Gun, 1 Cleaning Kit Per Machine Gun

TCN/Document #: BIQF45-8156-9004
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $120,528.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AE		135	Each	$3,139.00	$423,765.00

Medium Machine Gun
FFP
Medium Machine Gun, PKM, 7.62 X 54R with HMMWV Mount (No Shield Required), Includes: 1 Spare Barrel Per Machine Gun, 1 Cleaning Kit Per Machine Gun

TCN/Document #: BIQF45-8156-9012
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $423,765.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AF		30	Each	$1,047.00	$31,410.00

Sniper Rifle with Scope
FFP
Romak-3/PSL Sniper Rifle with Scope.
Includes: 3 each 10 Round Magazines per Rifle, 1 Cleaning Kit Per Rifle.
NO ALTERNATES ARE ACCEPTABLE

TCN/Document #: BIQF45-8156-9015
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $31,410.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AG		72	Each	$966.00	$69,552.00

RPG-7 Launcher
FFP
RPG-7 Launcher

TCN/Document #: BIQF45-8156-9016
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $69,552.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AH		24	Each	$324.00	$7,776.00

Sightunit
FFP
Sightunit for 60mm Mortar

TCN/Document#: BIQF45-8156-9017

FOB: Destination

NET AMT $7,776.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AJ		30	Each	$292.00	$8,760.00

Spotter Scope
FFP
Spotter Scope for use with Romak-3/PSL Sniper Rifle

TCN/Document #: BIQF45-8156-9018
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $8,760.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005			Dollars, U.S.		$0.00

IQ-APG Foreign Weapons
FFP
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0005 SHIPPING" for shipping instructions.

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458018Y005

NET AMT $0.00

ACRN AB $27,928,298.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AA		9,000	Each	$2,335.00	$21,015,000.00

PKM Machine Gun
FFP
PKM Machine Gun, 7.62mm X 54mm, with Integral Bi-Pod.
Included with each Gun: 1 spare ammunition box (for 100 Rounds), 2 spare barrels, 1 A-Bag (simple canvas bag from which the links of rounds will feed), 1 cleaning kit, 1 ammunition belt (for 100 Rounds)

TCN/Document #: BIQP45-8018-9003

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458018Y005

NET AMT $21,015,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AB		3,134	Each	$1,047.00	$3,281,298.00

Romak-3
FFP
Romak-3/PSL Sniper Rifle with Scope, Includes: 3 each 10 Round Magazines per Rifle, 1 Cleaning Kit Per Rifle.

TCN/Document #: BIQP45-8018-9004

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458018Y005

NET AMT $3,281,298.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AC		500	Each	$7,264.00	$3,632,000.00

82mm Mortar w/ ground mount
FFP
82mm Mortar with ground mount to include: 1 base plate, 1 bipod, cleaning kits, basic issue items and sights.

TCN/Document #: BIQP45-8018-9005

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458018Y005

NET AMT $3,632,000.00

SOURCE OF SUPPLY

A change in source country/supplier post-award, without acceptable justification and without prior approval of the Contracting Officer, will be considered a default in the terms of the contract. Approval of source country/supplier change will be made at the sole discretion of the Contracting Officer.

Names and Addresses of source country/Supplier(s):

Arsenal JS Company
100, Rozova Dolina Street
6100 Kazanlak, Bulgaria
Tel: +359 431 50 000, +359 431 6 37 40
Fax: +359 431 50 001, +359 431 6 37 83

Astronom LTD
153 A, Rakovski Str.
1000 Sofia, Bulgaria

Zastava Oruzje AP
Trg topolivaca 4
34000 Kragujevac, Serbia
Tel: +381 34 336 077
Fax: +381 34 323 383

RomArm – SC Carfil SA
119 Zizinului St.
Brasov, Romania 500407

RomArm- Fabrica De Arme Cugir
21 Decembrie 1989 Street, No. 1[a]
515600, Cugir, Romania

ATTACHMENT 1

CLIN 0001
RFP W91CRB-08-R-0085
BIQ0458156Y001
IQ-B-VBK, Line 001

12 IA Division HQ #1

ITEM DESCRIPTION	TCN/Document #	QTY	UNIT PRICE	TOTAL	Source of Supply	Serial #	DELIVERY (after EUC)
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount, Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun;	BIQF45-8156-9005	15	$ 13,367.00	$ 200,505.00	Zastava-Serbia	TBD	270 Dys
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun,	BIQF45-8156-9001	8	$ 486.00	$ 3,888.00	Bulgaria	TBD	60 Dys
Medium Machine Gun, PKM, 7.62 X 54R with HMMV Mount, Includes 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun	BIQF45-8156-9009	17	$ 3,139.00	$ 53,363.00	Bulgaria	TBD	60 Dys
CLIN 0001 TOTAL				**$ 257,756.00**			

CLIN 0002
RFP W91CRB-08-R-0085
BIQ0458156Y001
IQ-B-VBK, Line 001

12 IA Division Troops							
ITEM DESCRIPTION	**TCN/Document #**	**QTY**	**UNIT PRICE**	**TOTAL**	**Source of Supply**	**Serial #**	**DELIVERY (after EUC)**
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun;	**BIQF45-8156-9006**	26	$ 13,367.00	$ 347,542.00	Zastava Serbia	TBD	270 Days
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun,	**BIQF45-8156-9002**	27	$ 486.00	$ 13,122.00	Arsenal Bulgaria	TBD	60 Days
Medium Machine Gun, PKM, 7.62 X 54R with HMMV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun.	**BIQF45-8156-9010**	34	$ 3,139.00	$ 106,726.00	Arsenal Bulgaria	TBD	60 Days
CLIN 0002 TOTAL				**$ 467,390.00**			

CLIN 0003
RFP W91CRB-08-R-0085
BIQ0458156Y001
IQ-B-VBK, Line 001

14 IA Division Troops

ITEM DESCRIPTION	TCN/Document #	QTY	UNIT PRICE	TOTAL	Source of Supply	Serial #	DELIVERY (after EUC)
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun,	BIQF45-8156-9007	26	$ 13,367.00	$ 347,542.00	Zastava Serbia	TBD	270 Dys
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun;	BIQF45-8156-9003	27	$ 486.00	$ 13,122.00	Arsenal Bulgaria	TBD	60 Dys
Medium Machine Gun, PKM, 7.62 X 54R with HUMMV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun;	BIQF45-8156-9011	34	$ 3,139.00	$ 106,726.00	Arsenal Bulgaria	TBD	60 Dys
CLIN 0003 TOTAL				**$ 467,390.00**			

CLIN 0004
RFP W91CRB-08-R-0085
BIQ0458156Y001
IQ-B-VBK, Line 001

4/7 IA Brigade

ITEM DESCRIPTION	TCN/Document #	QTY	UNIT PRICE	TOTAL	Source of Supply	Serial #	DELIVERY (after EUC)
60mm Mortar	BIQF45-8156-9013	24	$2,800.00	$ 67,200.00	Arsenal Bulgaria	TBD	90 Days
60mm Mortar Base Plate and Bipod	BIQF45-8156-9014	24	$100.00	$ 2,400.00	Arsenal Bulgaria	TBD	90 Days
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun	BIQF45-8156-9008	27	$13,367.00	$ 360,909.00	Zastava Serbia	TBD	270 Days
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines Per Machine Gun, 1 Cleaning Kit Per Machine Gun	BIQF45-8156-9004	248	$486.00	$ 120,528.00	Arsenal Bulgaria	TBD	60 Days
Medium Machine Gun, PKM, 7.62 X 54R with HMMWV Mount (No Shield Required), Includes: 1 Spare Barrel Per Machine Gun, 1 Cleaning Kit Per Machine Gun	BIQF45-8156-9012	135	$3,139.00	$ 423,765.00	Arsenal Bulgaria	TBD	60 Days
Romak-3/PSL Sniper Rifle with Scope, Includes: 3 each 10 Round Magazines per Rifle, 1 Cleaning Kit Per Rifle. NO ALTERNATES ARE ACCEPTABLE	BIQF45-8156-9015	30	$1,047.00	$ 31,410.00	RomArm Romania	TBD	90 Days
RPG-7 Launcher	BIQF45-8156-9016	72	$966.00	$ 69,552.00	Arsenal Bulgaria	TBD	60 Days
Sightunit for 60mm Mortar	BIQF45-8156-9017	24	$324.00	$ 7,776.00	Arsenal Bulgaria	TBD	60 Days
Spotter Scope for use with Sniper Rifles	BIQF45-8156-9018	30	$292.00	$ 8,760.00	Astronom Bulgaria	TBD	90 Days
CLIN 0004 TOTAL			**TOTAL**	**$ 1,092,300.00**			

CLIN 0005
RFP W91CRB-08-R-0085
BIQ0458018Y005
IQ-B-APG, Line 002

ITEM DESCRIPTION	TCN/Document #	QTY	UNIT PRICE	TOTAL	Source of Supply	Serial #	DELIVERY (after EUC)
PKM Machine Gun, 7.62mm X 54mm, with Integral Bi-Pod. To be included with each: 1 spare ammunition box (for 100 Rounds), 2 spare barrels, 1 A-Bag (simple canvas bag from which the links of rounds will feed), 1 cleaning kit, 1 ammunition belt (for 100 Rounds)	BIQP45-8018-9003	9000	$ 2,335.00	$ 21,015,000.00	Arsenal Bulgaria	TBD	3500 - 60 Days 1000 - 90 Days 1000 - 150 Days 1000 - 210 Days 1000 - 270 Days 1000 - 330 Days 500 - 360 Days
Romak-3/PSL Sniper Rifle with Scope, Includes: 3 each 10 Round Magazines per Rifle, 1 Cleaning Kit Per Rifle. NO ALTERNATES ARE ACCEPTABLE	BIQP45-8018-9004	3134	$ 1,047.00	$ 3,281,298.00	RomArm Romania	TBD	970 - 90 Days 2164 - 210 Days
82mm Mortar with ground mount to include: 1 base plate, 1 bipod, cleaning kits, basic issue items and sights.	BIQP45-8018-9005	500	$ 7,264.00	$ 3,632,000.00	RomArm Romania	TBD	300 - 90 Days 200 - 120 Days
CLIN 0005 TOTAL				**$ 27,928,298.00**			

CLINs 0001-0005 TOTAL				**$ 30,213,134.00**

AI 52.7

AI 52.7 Contract Delivery Requirements (25 Nov 07) (Iraq)

a. **DESIRED DELIVERY DATE**: 60-90 Days ARO

b. **CONTRACTOR DELIVERY LOCATION**:

CLIN(s) 0001 through 0004:

Iraq Ministry of Defense Iraq Army
Taji National Depot Central Receiving
ATTN: Class V Warehouse
TEL DPN 07340-0689
TAJI IRAQ

CLIN 0005:

Iraq Ministry of Interior
Baghdad Police College
Weapons and Ammo Warehouse
Palestine Rd Tel DSN 318-239-8299
Baghdad Iraq

c. **POINT-OF-CONTACT RESPONSIBLE FOR INSPECTION & ACCEPTANCE (DD 250)**
Name: Barbara Shover
Phone No.: 717-770-5065 E-Mail: barbara.shover@us.army.mil

d. **FINAL DELIVERY DESTINATION**: Same as above

e. **POINT-OF-CONTACT AT FINAL DESTINATION**:

CLIN(s) 0001 through 0004

Name: LTC Norbert J. Garcia Phone No.: 312-842-7179
E-Mail: Norbert.Garcia@iraq.centcom.mil

CLIN 0005

Name: LtCol. USMC Reidar F Larsen Phone No.: DSN 852-7076
E-Mail: reidar.larsen@iraq.centcom.mil

REQUIRING ACTIVITY: United States Army Security Assistance Command (USASAC)

(End)

AI 22.1

AI 22.1 Prohibition Against Human Trafficking, Inhumane Living Conditions, and Withholding of Employee Passports (5 Nov 07): All contractors ("contractors" herein below includes subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or possessing any actual or purported passport or other immigration document, or any other actual or purported government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the person's liberty to move or travel, in order to maintain the labor or services of that person, when the person is or has been a victim of a severe form of trafficking in persons.

Contractors are also required to comply with the following provisions:

1) Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes.

2) Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employee's native language that defines the terms of their employment/compensation.

3) Contractors shall not utilize unlicensed recruiting firms, or firms that charge illegal recruiting fees.

4) Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet (50 sf) is the minimum acceptable square footage of personal living space per employee. Upon contractor's written request, contracting officers may grant a waiver in writing in cases where the existing square footage is within 20% of the minimum, and the overall conditions are determined by the contracting officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area.

5) Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Government's Quality Assurance process.

6) Contractors shall comply with international laws regarding transit/exit/entry procedures, and the requirements for work visas. Contractors shall follow all Host Country entry and exit requirements.

Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhumane living conditions provisions contained herein. Contractors are advised that contracting officers and/or their representatives will conduct random checks to ensure contractors and subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports.

The contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under his contract.

(End)

AI 23.1

AI 23.1 To Report a Kidnapping (5 Nov 07) Contract manager will notify the JCCI/A Duty Officer at phone number 914-822-1419 when an employee kidnapping occurs:

Report the following information:

Name of person reporting: ________________

Phone: ____________________

E-mail: ____

- **Who** was kidnapped?
  - Name
  - Age
  - Nationality and country of residence
- **When** did the incident occur?
- **Where** did it happen?
- **How** was the person kidnapped?

(End)

AI 25.2

AI 25.2 Fitness for Duty and Limits on Medical / Dental Care in Iraq and Afghanistan (5 Nov 07): The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit. The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance. The contractor shall include this information and requirement in all subcontracts with performance in the theater of operations.

The contractor shall not deploy an individual with any of the following conditions unless approved by the appropriate CENTCOM Service Component (ie. ARCENT, CENTAF, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protectives and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiologic control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months' time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset (< 1 year)) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Meniere's Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis (< 1year) of mood disorder, thought disorder, anxiety, somotoform, or dissociative disorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 8 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, PPG-Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically-related services or transportation rendered. In accordance with OUSD(C) Memorandum dated January 4, 2007, the following reimbursement rates will be charged for services at all DoD deployed medical facilities. These rates are in effect until changed by DoD direction.

Inpatient daily rate: $1,918.00. Date of discharge is not billed unless the patient is admitted to the hospital and discharged the same day.

Outpatient visit rate: $184.00. This includes diagnostic imaging, laboratory/pathology, and pharmacy provided at the medical facility.

(End)

Section D - Packaging and Marking

PACKAGING REQUIREMENTS

The Contractor shall deliver new production weapons or weapons produced within the past two years. Weapons shall be new, unused, un-issued fully –operational only that are not packaged, or preserved in Cosmoline or any other liquid/gel preservation material.

All weapons shall be delivered free and clear of any preservatives.

CLIN 0001-0004 SHIPPING:

Shipping Information for CLIN(s) 0001 through 0004:

The outside of each box must be marked with the following information:

SHIP TO: Iraq Ministry of Defense Iraq Army
Taji National Depot Central Receiving
ATTN: Class V Warehouse
TEL DPN 07340-0689
TAJI IRAQ

A packing list or commercial invoice must be available on the outside of the box containing: Item, Quantity, Unit Price, FMS Case, Serial Numbers, and TCN(S).

IMMEDIATELY UPON RELEASE OF THE MATERIAL THE VENDOR WILL PROVIDE THE POINT OF CONTACT LISTED BELOW THE SHIPMENT TRACKING INFORMATION. THE TRACKING INFORMATION SHALL **INCLUDE AT A MINIMUM** THE FOLLOWING:

1. PACKING LIST OF MATERIAL BEING SHIPPED (ITEM, QTY, UNIT PRICE)
2. NAME OF SHIPPING COMPANY
3. TRACKING NUMBER
4. COPY BILL OF LADING AND PRO NUMBER (IF APPLICABLE)
5. TRUCK NUMBER (IF APPLICABLE)

POINT OF CONTACT: BARB SHOVER
TELEPHONE: 717-770-5065
FAX: 717-770-4443
EMAIL: barbara.shover@usasac.army.mil

CLIN 0005 SHIPPING:

Shipping Information for CLIN 0005:

The outside of each box must be marked with the following information:

SHIP TO: Iraq Ministry of Interior
Baghdad Police College
Weapons and Ammo Warehouse
Palestine Rd Tel DSN 318-239-8299
Baghdad Iraq

A packing list or commercial invoice must ~~be~~ available on the outside of the box containing: Item, Quantity, Unit Price, FMS Case, Serial Numbers, and TCN(S).

IMMEDIATELY UPON RELEASE OF THE MATERIAL THE VENDOR WILL PROVIDE THE POINT OF CONTACT LISTED BELOW THE SHIPMENT TRACKING INFORMATION. THE TRACKING INFORMATION SHALL **INCLUDE AT A MINIMUM** THE FOLLOWING:

1. PACKING LIST OF MATERIAL BEING SHIPPED (ITEM, QTY, UNIT PRICE)
2. NAME OF SHIPPING COMPANY
3. TRACKING NUMBER
4. COPY BILL OF LADING AND PRO NUMBER (IF APPLICABLE)
5. TRUCK NUMBER (IF APPLICABLE)

POINT OF CONTACT: BARB SHOVER
TELEPHONE: 717-770-5065
FAX: 717-770-4443
EMAIL: barbara.shover@usasac.army.mil

Section E - Inspection and Acceptance

INSPECTION/ACCEPTANCE

The Government will exercise its right to inspect supplies, FAR 52.246-2

The Inspection of supplies will be at the contractor facility prior to Packaging, and then again, at Destination prior to Acceptance.

In accordance with FAR 52.246-2, the contractor will be responsible for notifying the office Defense Contract Management Agency quality assurance representative (QAR) when the supplies are ready for inspection at **both Origin(s) and Destination**.

The Contractor shall provide at least 15 days notification to both the Contracting Officer Representative (COR) and cognizant DCMA office, at **BOTH**:

a.) prior to packaging at Origin and
b.) prior to performing the final inspection of the weapons at Destination.

INSPECTION AT ORIGIN : The DCMA Southern Europe QAR will inspect the shipment and provide the contractor with the approval documents which will be packed within the shipment.

DCMA SOUTHERN EUROPE
CMR 410, BOX 761
APO, AE 09096
Phone: 49-611-816-2011
FAX: 49-611-816-2090
DSN: 314-336-2011
DCMASEUROPECASD@DCMA.MIL

INSPECTION AT DESTINATION: Once the shipment is received at the destination, the receiving activity and DCMA Middle East will Inspect and verify the approval documentation for acceptance of shipment in accordance to contract terms and conditions.

DCMA MIDDLE EAST
UNIT 69000, BOX 24
KUWAIT CITY, KUWAIT
APO, AE 09880-9998
Phone: 011-965-389-3790
FAX: 011-965-389-3797
DSN: 318-430-3790
DCMAMIDDLEEAST_CRP@DCMA.MIL

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Destination	Government
0001AA	Origin	Government	Destination	Government
0001AB	Origin	Government	Destination	Government
0001AC.	Origin	Government	Destination	Government
0002	Origin	Government	Destination	Government
0002AA	Origin	Government	Destination	Government
0002AB	Origin	Government	Destination	Government
0002AC	Origin	Government	Destination	Government
0003	Origin	Government	Destination	Government
0003AA	Origin	Government	Destination	Government
0003AB	Origin	Government	Destination	Government
0003AC	Origin	Government	Destination	Government
0004	Origin	Government	Destination	Government
0004AA	Origin	Government	Destination	Government
0004AB	Origin	Government	Destination	Government
0004AC	Origin	Government	Destination	Government
0004AD	Origin	Government	Destination	Government
0004AE	Origin	Government	Destination	Government
0004AF	Origin	Government	Destination	Government
0004AG	Origin	Government	Destination	Government
0004AH	Origin	Government	Destination	Government
0004AJ	Origin	Government	Destination	Government
0005	Origin	Government	Destination	Government
0005AA	Origin	Government	Destination	Government
0005AB	Origin	Government	Destination	Government
0005AC	Origin	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

52.246-1 CONTRACTOR INSPECTION REQUIREMENTS (APR 1984)

The Contractor is responsible for performing or having performed all inspections and tests necessary to substantiate that the supplies or services furnished under this contract conform to contract requirements, including any applicable technical requirements for specified manufacturers' parts. This clause takes precedence over any Government inspection and testing required in the contract's specifications, except for specialized inspections or tests specified to be performed solely by the Government.

(End of clause)

52.246-2 INSPECTION OF SUPPLIES--FIXED-PRICE (AUG 1996)

(a) Definition. "Supplies," as used in this clause, includes but is not limited to raw materials, components, intermediate assemblies, end products, and lots of supplies.

(b) The Contractor shall provide and maintain an inspection system acceptable to the Government covering supplies under this contract and shall tender to the Government for acceptance only supplies that have been inspected in accordance with the inspection system and have been found by the Contractor to be in conformity with contract requirements. As part of the system, the Contractor shall prepare records evidencing all inspections made under the system and the outcome. These records shall be kept complete and made available to the Government during contract performance and for as long afterwards as the contract requires. The Government may perform reviews and evaluations as reasonably necessary to ascertain compliance with this paragraph. These reviews and evaluations shall be conducted in a manner that will not unduly delay the contract work. The right of review, whether exercised or not, does not relieve the Contractor of the obligations under the contract.

(c) The Government has the right to inspect and test all supplies called for by the contract, to the extent practicable, at all places and times, including the period of manufacture, and in any event before acceptance. The Government shall perform inspections and tests in a manner that will not unduly delay the work. The Government assumes no contractual obligation to perform any inspection and test for the benefit of the Contractor unless specifically set forth elsewhere in this contract.

(d) If the Government performs inspection or test on the premises of the Contractor or a subcontractor, the Contractor shall furnish, and shall require subcontractors to furnish, at no increase in contract price, all reasonable facilities and assistance for the safe and convenient performance of these duties. Except as otherwise provided in the contract, the Government shall bear the expense of Government inspections or tests made at other than the Contractor's or subcontractor's premises; provided, that in case of rejection, the Government shall not be liable for any reduction in the value of inspection or test samples.

(e)(1) When supplies are not ready at the time specified by the Contractor for inspection or test, the Contracting Officer may charge to the Contractor the additional cost of inspection or test.

(2) The Contracting Officer may also charge the Contractor for any additional cost of inspection or test when prior rejection makes reinspection or retest necessary.

(f) The Government has the right either to reject or to require correction of nonconforming supplies. Supplies are nonconforming when they are defective in material or workmanship or are otherwise not in conformity with contract requirements. The Government may reject nonconforming supplies with or without disposition instructions.

(g) The Contractor shall remove supplies rejected or required to be corrected. However, the Contracting Officer may require or permit correction in place,promptly after notice, by and at the expense of the Contractor. The Contractor shall not tender for acceptance corrected or rejected supplies without disclosing the former rejection or requirement for correction, and, when required, shall disclose the corrective action taken.

(h) If the Contractor fails to promptly remove, replace, or correct rejected supplies that are required to be removed or to be replaced or corrected, the Government may either (1) by contract or otherwise, remove, replace, or correct the supplies and charge the cost to the Contractor or (2) terminate the contract for default. Unless the Contractor corrects or replaces the supplies within the delivery schedule, the Contracting Officer may require their delivery and make an equitable price reduction. Failure to agree to a price reduction shall be a dispute.

(i)(1) If this contract provides for the performance of Government quality assurance at source, and if requested by the Government, the Contractor shall furnish advance notification of the time (i) when Contractor inspection or tests will be performed in accordance with the terms and conditions of the contract and (ii) when the supplies will be

ready for Government inspection.

(2) The Government's request shall specify the period and method of the advance notification and the Government representative to whom it shall be furnished. Requests shall not require more than 2 workdays of advance notification if the Government representative is in residence in the Contractor's plant, nor more than 7 workdays in other instances.

(j) The Government shall accept or reject supplies as promptly as practicable after delivery, unless otherwise provided in the contract. Government failure to inspect and accept or reject the supplies shall not relieve the Contractor from responsibility, nor impose liability on the Government, for nonconforming supplies.

(k) Inspections and tests by the Government do not relieve the Contractor of responsibility for defects or other failures to meet contract requirements discovered before acceptance. Acceptance shall be conclusive, except for latent defects, fraud, gross mistakes amounting to fraud, or as otherwise provided in the contract.

(l) If acceptance is not conclusive for any of the reasons in paragraph (k) hereof, the Government, in addition to any other rights and remedies provided by law, or under other provisions of this contract, shall have the right to require the Contractor (1) at no increase in contract price, to correct or replace the defective or nonconforming supplies at the original point of delivery or at the Contractor's plant at the Contracting Officer's election, and in accordance with a reasonable delivery schedule as may be agreed upon between the Contractor and the Contracting Officer; provided, that the Contracting Officer may require a reduction in contract price if the Contractor fails to meet such delivery schedule, or (2) within a reasonable time after receipt by the Contractor of notice of defects or nonconformance, to repay such portion of the contract as is equitable under the circumstances if the Contracting Officer elects not to require correction or replacement. When supplies are returned to the Contractor, the Contractor shall bear the transportation cost from the original point of delivery to the Contractor's plant and return to the original point when that point is not the Contractor's plant. If the Contractor fails to perform or act as required in (1) or (2) above and does not cure such failure within a period of 10 days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure, the Government shall have the right by contract or otherwise to replace or correct such supplies and charge to the Contractor the cost occasioned the Government thereby.

(End of clause)

AMCAC 52.0246-4002, INSPECTION AND ACCEPTANCE (AUG 1999)

Inspection and acceptance of the supplies or services called for by this procurement shall be performed at the place(s) of performance specified in Section K, FAR 52.215-6.

CLAUSES INCORPORATED BY REFERENCE

52.211-17	Delivery of Excess Quantities	SEP 1989
52.242-15	Stop-Work Order	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991

Section G - Contract Administration Data

AI 26.4

AI 26.4 Reporting Contractor Compliance with Support of Iraq Socioeconomic Program: Iraqi Employment, Materials, & Subcontract Reporting (5 Nov 07)

The contractor shall report socio-economic status on monthly invoices. Fill in the following information on each invoice or as an attachment to the invoice.

Total Iraqi (Iraqi citizens or legal residents residing in Iraq) employed during the invoice month.

Total:____________________

Iraqi Men:__________________

Iraqi Females:_______________

*(Gender breakdown is for statistical purposes only)

Total Non-Iraqi Employed*:

Total:__________________

Male:__________________

Female:________________

*(Gender breakdown is for statistical purposes only

Names of Iraqi Subcontractors and Suppliers used during invoice period:

____

____

____

____

Itemization of Principal Materials / Services procured during the invoice period:

____

____

____

____

Value of Materials of Iraqi manufacture procured during the invoice period:

____

____

____

____

(End)

WAWF INSTRUCTIONS
52.0000-4955 WIDE AREA WORKFLOW INFORMATION/INSTRUCTIONS – SUPPLIES – (INSPECTION REQUIRED) WVA ADMINISTERED (Local clause nomenclature) (Date clause was created)

To implement DFARS 252.232-7003, "ELECTRONIC SUBMISSION OF PAYMENT REQUESTS", United States Army Security Assistance Command (USASAC) uses Wide Area WorkFlow – Receipt and Acceptance (WAWF-RA) to electronically process vendor requests for payment. This application allows DoD vendors to submit and track invoices and receipt/acceptance documents electronically.

The contractor is required to use WAWF-RA when processing invoices and receiving reports under this order. Submission of hard copy DD250/invoices will no longer be accepted for payment.

The contractor shall register to use WAWF-RA at https://wawf.eb.mil. There is no charge to use WAWF. All questions relating to system setup and vendor training can be directed to the help desk at Ogden, UT. Their number is 1-866-618-5988. Web-based training for WAWF is also available at http://www.wawftraining.com/

IMPORTANT INFORMATION:
PLEASE SUBMIT YOUR INVOICE/RECEIVING REPORT IN WAWF WHEN YOU SHIP YOUR ITEMS. WE HAVE NOTHING TO RECEIVE YOUR SHIPMENT AGAINST IF THE INFORMATION HAS NOT BEEN SUBMITTED IN WAWF WHEN YOUR DELIVERY ARRIVES.

INCLUDE THE PURCHASE REQUEST NUMBER IN THE LINE ITEM DESCRIPTION. YOU WILL FIND IT UNDER THE LINE ITEM DESCRIPTION ON THIS ORDER.

THE FOLLOWING CODES WILL BE REQUIRED TO ROUTE YOUR INVOICES THROUGH WAWF.
*Required Fields in WAWF

[X] Invoice and Receiving Report (Combo)
[X] CONTRACTOR CAGE CODE*
[X] Pay DoDAAC*: HQ0303
[X] Issue DoDAAC: W91CRB
[X] Admin DoDAAC*: W91CRB
[X] Inspect by DoDAAC*: W25P02
[X] Contracting Officer*: W91CRB

[X] Ship To Code(s)* ***CLIN(s) 0001 through 0004*:** **BIQF00**
***CLIN 0005*:** **BIQP00**

Contractor: WAWF will prompt asking for "additional e-mail submission" after clicking "SIGNATURE". E-mail submission to barbara.shover@us.army.mil is required.

The paying office DoDAAC and mailing address will be located on the front of your award. You can track your payment information on the DFAS website at http://www.dod.mil/dfas/contractorpay/myinvoice.html. Your purchase order/contract number or invoice will be required to inquire about status of your payment. Most Watervliet Arsenal orders are non-MOCAS.

Questions concerning payment should be directed to the Defense Finance Accounting Services (DFAS), Rock Island at 1-800-756-4571. Please have your order number and invoice ready when calling about payment status. If your paying office is other than Rock Island, contact your contract administrator for the customer service phone/fax numbers.

END OF STATEMENT

ACCOUNTING AND APPROPRIATION DATA

AA: 9711X8242IQ0186R8450VBK0010000025GYFCASE0BIQ0458156Y0018FC198S36253
AMOUNT: $2,284,836.00
CIN 000000000000000000000000000000: $2,284,836.00

AB: 9711X8242IQ0186R8450APG0020000025GYFCASEoBIQ0458018Y0058FC196S36253
AMOUNT: $27,928,298.00
CIN 000000000000000000000000000000: $27,928,298.00

CLAUSES INCORPORATED BY REFERENCE

252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

252.211-7003 ITEM IDENTIFICATION AND VALUATION (JUN 2005)

(a) Definitions. As used in this clause'

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means--

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government's unit acquisition cost means--

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet's Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid__types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) DoD unique item identification or DoD recognized unique identification equivalents.

(1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for--

(i) All delivered items for which the Government's unit acquisition cost is $5,000 or more; and

(ii) The following items for which the Government's unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line item No.	Item description:

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ------.

(2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

(3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that--

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology `` EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology `` EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution ``DD" format for use until the solution is approved by ISO/IEC JTC1 SC 31. The ``DD" format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and
(ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology--Syntax for High Capacity Automatic Data Capture Media.

(4) DoD unique item identification and DoD recognized unique identification equivalents.

(i) The Contractor shall--

(A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code--

(a) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number.

(6) Lot or batch number.

(7) Current part number (if not the same as the original part number).

(8) Current part number effective date.

(9) Serial number.

(10) Government's unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**
(6) Original part number.**

(7) Lot or batch number.**

(8) Current part number (if not the same as the original part number.**

(9) Current part number effective date.**

(10) Serial number.**
(11) Unit of measure.

(12) Description.

** Once per item.
(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

AMCAC 52.0242-4001, INSTRUCTIONS TO PAYING OFFICE AND AMINISTRATIVE CONTRACTING OFFICE (AUG 1999)

Technical Point of Contact:	Barb Shover
Phone:	717-770-5065
Fax:	717-770-4443
E-mail:	barbara.shover@us.army.mil
Mailing Address:	US Army Security Assistance Command 54 M Avenue, Suite 1 New Cumberland, PA 17070-5096

To expedite payment, the contractor shall fax or email all invoices to the technical point of contact (TPOC) address appearing above. The TPOC will review the Contractor's invoice promptly upon receipt to ensure that it accurately reflects the items received in accordance with the contract. The TPOC will either certify acceptance or disapprove the invoice. Invoices that are disapproved will clearly explain the reason for disapproval. TPOC will then forward the invoice to the appropriate paying office.

a. The Contracting Office representative is:

Name: Lisa J. Yamakawa

Organization Code: AMSRD-ACC-CC

Telephone Area Code and Number: 410-278-6129

FAX: 410-306-3920

Email: lisa.j.yamakawa@us.army.mil

b. Payment to the contractor shall be made in accordance with FAR Subpart 32.11, Electronic Funds Transfer.

c. Paying Office Information: Defense Finance and Accounting Service (DFAS) Rock Island (HQ0303)
Telephone Inquiries: 1-800-756-4571

FAX: 1-877-426-4270

Section H - Special Contract Requirements

AI 25.3

AI 25.3 Compliance with Laws and Regulations (5 Nov 07). The Contractor shall comply with, and shall ensure that its personnel and its subcontractors and subcontractor personnel at all tiers obey all existing and future U.S. and Host Nation laws, Federal or DoD regulations, and Central Command orders and directives applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi-National Force and Multi-National Corps fragmentary orders, instructions and directives.

Contractor employees performing in the USCENTCOM Area of Operations are under the jurisdiction of the Uniform Code of Military Justice (UCMJ). Under the UCMJ, U.S. commanders may discipline contractor employees for criminal offenses. Contractors shall advise the Contracting Officer if they suspect an employee has committed an offense. Contractors shall not permit an employee suspected of a serious offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the senior U.S. commander in the country.
(End)

Section I - Contract Clauses

DFARS DEVIATION 2007-O0010

DFARS Deviation 2007-O0010: Contractor Personnel in U.S. Central Command Area of Responsibility. This deviation was directed by DoD Memorandum dated October 2007

CONTRACTOR PERSONNEL IN THE UNITED STATES CENTRAL COMMAND AREA OF RESPONSIBILITY (DEVIATION 2007-O0010)

(a) *Definitions.* As used in this clause—

"Chief of mission" means the principal officer in charge of a diplomatic mission of the United States or of a United States office abroad which is designated by the Secretary of State as diplomatic in nature, including any individual assigned under section 502(c) of the Foreign Service Act of 1980 (Public Law 96-465) to be temporarily in charge of such a mission or office.

"Combatant commander" means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161.

(b) *General.* (1) This clause applies when contractor personnel are required to perform in the United States Central Command (USCENTCOM) Area of Responsibility (AOR), and are not covered by the clause at DFARS 252.225-7040, Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed Outside the United States.

(2) Contract performance may require work in dangerous or austere conditions. Except as otherwise provided in the contract, the Contractor accepts the risks associated with required contract performance in such operations.

(3) Contractor personnel are civilians.

(i) Except as provided in paragraph (b)(3)(ii) of this clause, and in accordance with paragraph (i)(3) of this clause, contractor personnel are only authorized to use deadly force in self defense.

(ii) Contractor personnel performing security functions are also authorized to use deadly force when use of such force reasonably appears necessary to execute their security mission to protect assets/persons, consistent with the terms and conditions contained in the contract or with their job description and terms of employment.

(4) Service performed by contractor personnel subject to this clause is not active duty or service under 38 U.S.C. 106 note.

(c) *Support.* Unless specified elsewhere in the contract, the Contractor is responsible for all logistical and security support required for contractor personnel engaged in this contract.

(d) *Compliance with laws and regulations.* The Contractor shall comply with, and shall ensure that its personnel in the USCENTCOM AOR are familiar with and comply with, all applicable—

(1) United States, host country, and third country national laws;

(2) Treaties and international agreements;

(3) United States regulations, directives, instructions, policies, and procedures; and

(4) Force protection, security, health, or safety orders, directives, and instructions issued by the Combatant Commander; however, only the Contracting Officer is authorized to modify the terms and conditions of the contract.

(e) *Preliminary personnel requirements.* (1) Specific requirements for paragraphs (e)(2)(i) through (e)(2)(vi) of this clause will be set forth in the statement of work, or elsewhere in the contract.

(2) Before contractor personnel depart from the United States or a third country, and before contractor personnel residing in the host country begin contract performance in the USCENTCOM AOR, the Contractor shall ensure the following:

(i) All required security and background checks are complete and acceptable.

(ii) All personnel are medically and physically fit and have received all required vaccinations.

(iii) All personnel have all necessary passports, visas, entry permits, and other documents required for contractor personnel to enter and exit the foreign country, including those required for in-transit countries.

(iv) All personnel have received theater clearance, if required by the Combatant Commander.

(v) All personnel have received personal security training. The training must at a minimum—

(A) Cover safety and security issues facing employees overseas;

(B) Identify safety and security contingency planning activities; and

(C) Identify ways to utilize safety and security personnel and other resources appropriately.

(vi) All personnel have received isolated personnel training, if specified in the contract. Isolated personnel are military or civilian personnel separated from their unit or organization in an environment requiring them to survive, evade, or escape while awaiting rescue or recovery.

(vii) All personnel who are U.S. citizens are registered with the U.S. Embassy or Consulate with jurisdiction over the area of operations on-line at http://www.travel.state.gov.

(3) The Contractor shall notify all personnel who are not a local national or ordinarily resident in the host country that—

(i) Such employees, and dependents residing with such employees, who engage in conduct outside the United States that would constitute an offense punishable by imprisonment for more than one year if the conduct had been engaged in within the special maritime and territorial jurisdiction of the United States, may potentially be subject to the criminal jurisdiction of the United States (see the Military Extraterritorial Jurisdiction Act of 2000 (18 U.S.C. 3261 *et seq.*);

(ii) Pursuant to the War Crimes Act, 18 U.S.C. 2441, Federal criminal jurisdiction also extends to conduct that is determined to constitute a violation of the law of war when committed by a civilian national of the United States;

(iii) Other laws may provide for prosecution of U.S. nationals who commit offenses on the premises of United States diplomatic, consular, military or other Government missions outside the United States (18 U.S.C. 7(9)).

(f) *Processing and departure points*. The Contractor shall require its personnel who are arriving from outside the area of performance to perform in the USCENTCOM AOR to—

(1) Process through the departure center designated in the contract or complete another process as directed by the Contracting Officer;

(2) Use a specific point of departure and transportation mode as directed by the Contracting Officer; and

(3) Process through a reception center as designated by the Contracting Officer upon arrival at the place of performance.

(g) *Personnel data.* (1) The Contractor shall enter, before deployment, or if already in the USCENTCOM AOR, enter upon becoming an employee under this contract, and maintain current data, including departure date, for all contractor personnel, including U.S. citizens, U.S. legal aliens, third country nationals, and local national contractor personnel, who are performing this contract in the USCENTCOM AOR. This requirement excludes—

- ☐ Personnel hired under contracts for which the period of performance is less than 30 days; and
- ☐ Embarked contractor personnel, while afloat, that are tracked by the Diary Message Reporting System.

(2) The automated web-based system to use for this effort is the Synchronized Predeployment and Operational Tracker (SPOT). Follow these steps to register in and use SPOT:

(i) SPOT registration can be accomplished by either a Common Access Card or through an Army Knowledge Online (AKO) account.

(ii) In order to obtain an AKO account, the Contractor shall—

(A) Request the Contracting Officer or other Government point of contract to sponsor its AKO guest account;

(B) Go to http://www.us.army.mil;

(C) Enter the AKO sponsor username; and

(D) After AKO registration, contact the sponsor to confirm registration.

(iii) *Registration in SPOT.*

(A) Register for a SPOT account at https://iel.kc.us.army.mil/spotregistration/.

(B) The customer support team must validate user need. This process may take 2 business days. Company supervisors will be contacted to determine the appropriate level of user access.

(iv) *Access to SPOT.* Upon approval, all users will access SPOT at https://iel.kc.us.army.mil/spotracker.

(v) *SPOT Questions.* Refer SPOT application assistance questions to the Customer Support Team at 717-506-1358 or SPOT@technisource.com.

(3) The Contractor shall ensure that all employees in the database have a current DD Form 93, Record of Emergency Data Card, on file with both the Contractor and the designated Government official. The Contracting Officer will inform the Contractor of the Government official designated to receive the data card.

(h) *Contractor personnel.* The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any contractor personnel who fail to comply with or violate applicable requirements of this contract. Such action may be taken at the Government's discretion without prejudice to its rights under any other provision of this contract, including termination for default or cause.

(i) *Weapons.* (1) If the Contracting Officer, subject to the approval of the Combatant Commander, authorizes the carrying of weapons—

(i) The Contracting Officer may authorize an approved Contractor to issue Contractor-owned weapons and ammunition to specified employees; or

(ii) The ________ [*Contracting Officer to specify individual, e.g. Contracting Officer Representative, Regional Security Officer, etc,*] may issue Government-furnished weapons and ammunition to the Contractor for issuance to specified contractor employees.

(2) The Contractor shall provide to the Contracting Officer a specific list of personnel for whom authorization to carry a weapon is requested.

(3) The Contractor shall ensure that its personnel who are authorized to carry weapons—

(i) Are adequately trained to carry and use them—

(A) Safely;

(B) With full understanding of, and adherence to, the rules of the use of force issued by the Combatant Commander; and

(C) In compliance with applicable Department of Defense and agency policies, agreements, rules, regulations, and other applicable law;

(ii) Are not barred from possession of a firearm by 18 U.S.C. 922; and

(iii) Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition.

(4) Upon revocation by the Contracting Officer of the Contractor's authorization to possess weapons, the Contractor shall ensure that all Government-furnished weapons and unexpended ammunition are returned as directed by the Contracting Officer.

(5) Whether or not weapons are Government-furnished, all liability for the use of any weapon by contractor personnel rests solely with the Contractor and the Contractor employee using such weapon.

(j) *Vehicle or equipment licenses.* Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the area of performance.

(k) *Military clothing and protective equipment.* (1) Contractor personnel are prohibited from wearing military clothing unless specifically authorized by the Combatant Commander. If authorized to wear military clothing, contractor personnel must wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures.

(2) Contractor personnel may wear specific items required for safety and security, such as ballistic, nuclear, biological, or chemical protective equipment.

(l) *Evacuation.* (1) If the Chief of Mission or Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide to United States and third country national contractor personnel the level of assistance provided to private United States citizens.

(2) In the event of a non-mandatory evacuation order, the Contractor shall maintain personnel on location sufficient to meet contractual obligations unless instructed to evacuate by the Contracting Officer.

(m) *Personnel recovery.* In the case of isolated, missing, detained, captured or abducted contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive 2310.2, Personnel Recovery.

(n) *Notification and return of personal effects.* (1) The Contractor shall be responsible for notification of the employee-designated next of kin, and notification as soon as possible to the U.S. Consul responsible for the area in which the event occurred, if the employee—

(i) Dies;

(ii) Requires evacuation due to an injury; or

(iii) Is isolated, missing, detained, captured, or abducted.

(2) The Contractor shall also be responsible for the return of all personal effects of deceased or missing contractor personnel, if appropriate, to next of kin.
(o) *Mortuary affairs*. Mortuary affairs for contractor personnel who die in the area of performance will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy.

(p) *Changes*. In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting Officer may, at any time, by written order identified as a change order, make changes in place of performance or Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph shall be subject to the provisions of the Changes clause of this contract.
(q) *Subcontracts*. The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts that require subcontractor personnel to perform in the USCENTCOM AOR.
(End of clause)

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.203-13	Contractor Code of Business Ethics and Conduct	DEC 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records--Negotiation	JUN 1999
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9	Small Business Subcontracting Plan	APR 2008
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	FEB 2008
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-50	Combating Trafficking in Persons	AUG 2007
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug-Free Workplace	MAY 2001
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.227-1	Authorization and Consent	DEC 2007
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.243-1	Changes--Fixed Price	AUG 1987
52.243-7	Notification Of Changes	APR 1984
52.244-6	Subcontracts for Commercial Items	MAR 2007

52.246-23	Limitation Of Liability	FEB 1997
52.248-1	Value Engineering	FEB 2000
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
252.201-7000	Contracting Officer's Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.223-7001	Hazard Warning Labels	DEC 1991
252.223-7002	Safety Precautions For Ammunition And Explosives	MAY 1994
252.223-7003	Changes In Place Of Performance--Ammunition And Explosives	DEC 1991
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7028	Exclusionary Policies And Practices Of Foreign Government	APR 2003
252.225-7041	Correspondence in English	JUN 1997
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007

Termination For D!
52.249-8

CLAUSES INCORPORATED BY FULL TEXT

252.247-7023 Transportation of Supplies by Sea (MAY 2002)

(a) Definitions. As used in this clause --

(1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

(2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

(3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

(4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

(5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

(6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

(ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

(7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b)(1) The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.

(2) A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if--

(i) This contract is a construction contract; or

(ii) The supplies being transported are--

(A) Noncommercial items; or

(B) Commercial items that--

(1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it contracts for f.o.b. destination shipment);

(2) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(3) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

(c) The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that --

(1) U.S.-flag vessels are not available for timely shipment;

(2) The freight charges are inordinately excessive or unreasonable; or

(3) Freight charges are higher than charges to private persons for transportation of like goods.

(d) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum --

(1) Type, weight, and cube of cargo;

(2) Required shipping date;

(3) Special handling and discharge requirements;

(4) Loading and discharge points;

(5) Name of shipper and consignee;

(6) Prime contract number; and

(7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Maritime Administration, Office of Cargo Preference, U.S. Department of Transportation, 400 Seventh Street SW., Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information:

(1) Prime contract number;

(2) Name of vessel;

(3) Vessel flag of registry;

(4) Date of loading;

(5) Port of loading;

(6) Port of final discharge;

(7) Description of commodity;

(8) Gross weight in pounds and cubic feet if available;

(9) Total ocean freight in U.S. dollars; and

(10) Name of the steamship company.

(f) The Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

(1) No ocean transportation was used in the performance of this contract;

(2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

(3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

(4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

ITEM DESCRIPTION	CONTRACT LINE ITEMS	QUANTITY
TOTAL		

(g) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(h) In the award of subcontracts for the types of supplies described in paragraph (b)(2) of this clause, the Contractor shall flow down the requirements of this clause as follows:

(1) The Contractor shall insert the substance of this clause, including this paragraph (h), in subcontracts that exceed the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(2) The Contractor shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (h), in subcontracts that are at or below the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(End of clause)

AMCAC 52.0242-4003, GOVERNMENT-CONTRACTOR RELATIONSHIPS (SEP 1999)

a. The Government and the contractor understand and agree that the services to be delivered under this contract by the contractor to the Government are non-personal services and the parties recognize and agree that no employer-employee or master-servant relationships exist or will exist under the contract between the Government and the contractor and/or between the Government and the contractor's employees. It is therefore, in the best interest of the Government to afford the parties a full and complete understanding of their respective obligations.

b. Contractor personnel under this contract shall not:

(1) be placed in a position where they are appointed or employed by a Federal Officer, or are under the supervision, direction, or evaluation of a Federal Officer, Military or Civilian.

(2) be placed in a staff or policymaking position.

(3) be placed in a position of command, supervision, administration or control over DA Military or Civilian Personnel, or personnel of other contractors, or become a part of the Government organization.

(4) be used for the purpose of avoiding manpower ceilings or other personnel rules and regulations of DA or the Civil Service Commission.

(5) be used in administration or supervision of military procurement activities.

c. Employee Relationship:

(1) The services to be performed under this contract do not require the contractor or its employees to exercise personal judgment and discretion on behalf of the Government, but rather the contractor's employees will act and exercise personal judgment and discretion on behalf of the contractor.

(2) Rules, regulations, directions, and requirements that are issued by command authorities under their responsibility for good order, administration, and security are applicable to all personnel who enter the installation, or who travel on Government transportation. This is not to be construed or interpreted to establish any degree of Government control that is inconsistent with a non-personal services contract.

TRANSMISSION VERIFICATION REPORT

TIME : 01/14/2009 09:21
NAME : RDECOM
FAX : 4102780894
TEL :
SER.# : BROD6J453589

DATE, TIME	01/14 09:05
FAX NO./NAME	918774264270
DURATION	00:15:15
PAGE(S)	52
RESULT	OK
MODE	STANDARD ECM

SOLICITATION, OFFER AND AWARD

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700). RATING: DO-C9E. PAGE 1 OF 52 PAGES

2. CONTRACT NO.: W91CRB-09-C-0014

3. SOLICITATION NO.: W91CRB-08-R-0085

4. TYPE OF SOLICITATION: [ ] SEALED BID (IFB) [X] NEGOTIATED (RFP)

5. DATE ISSUED: 18 Jul 2008

6. REQUISITION/PURCHASE NO.: SEE SCHEDULE

7. ISSUED BY: CODE W91CRB
US ARMY RDECOM ACQ CTR - W91CRB
4118 SUSQUEHANNA AVENUE
ABERDEEN PROVING GROUND MD 21005-3013
TEL:
FAX:

8. ADDRESS OFFER TO (If other than Item 7): CODE
See Item 7
TEL:
FAX:

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and 4 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Bldg. 4118, APG, MD 21005 until 01:00 PM (Hour) local time 03 Sep 2008 (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL: A. NAME: LISA J. YAMAKAWA B. TELEPHONE (Include area code) (NO COLLECT CALLS): 410-278-8125 C. E-MAIL ADDRESS: [illegible]

11. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	43-52
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 22			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	23 - 25		J	LIST OF ATTACHMENTS	
X	D	PACKAGING AND MARKING	26 - 27			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	28 - 31		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	32 - 34				
X	G	CONTRACT ADMINISTRATION DATA	35 - 41		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	42		M	EVALUATION FACTORS FOR AWARD	

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within ______ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8): Net 30 Days

14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):

AMENDMENT NO.	DATE	AMENDMENT NO.	DATE
1 and 2	6 Aug / 8 Aug 08	5 and 6	26 Aug / 27 Aug 08
3 and 4	19 Aug / 22 Aug 08		

15A. NAME CODE 4DHW8 FACILITY

16. NAME AND TITLE OF PERSON AUTHORIZED TO

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Transaction Information

Award Type:	Definitive Contract	Prepared Date:	01/13/2009 10:55:00	Prepared User:	LISA.J.YAMAKAWA.W91CRB@US.ARMY.M
Award Status:	Draft	Last Modified Date:	01/13/2009 11:11:42	Last Modified User:	LISA.J.YAMAKAWA.W91CRB@US.ARMY.M

Document Information

	Agency	*Procurement Identifier*	*Modification No*	*Trans No*
Award ID:*	9700	W91CRB09C0014	0	0
Referenced IDV ID:				

Reason For Modification: PLEASE SELECT BY CLICKING THE (...) BUTTON

Solicitation ID: W91CRB08R0085

Dates

Date Signed:*	01/13/2009
Effective Date:*	01/13/2009
Completion Date:*	01/08/2010
Est. Ultimate Completion Date:*	05/30/2010

Amounts

Action Obligation:*	$30,213,134.00
Base And Exercised Options Value:*	$30,213,134.00
Base And All Options Value:*	$30,213,134.00
Fee Paid for Use of Indefinite Delivery Vehicle:	$0.00

Purchaser Information

Contracting Office Agency ID:*	2100	Contracting Office Agency Name:	DEPT OF THE ARMY
Contracting Office ID:*	W91CRB	Contracting Office Name:	W6QK RDECOM CONTR CTR
Funding Agency ID:*	2100	Funding Agency Name:	DEPT OF THE ARMY
Funding Office ID:	W91CRB	Funding Office Name:	W6QK RDECOM CONTR CTR
Funded By Foreign Entity:*	☒	Reason For Inter-Agency Contracting:	Select One

Contractor Information

CCR Exception: PLEASE SELECT CCR EXCEPTION BY CLICKING THE ELLIPSIS (...) BUTTON

Vendor Name:	BULOVA TECHNOLOGIES ORDINANCE
DBAN:	
Street:	125 SOUTH EAST SWISHER RD
Street2:	
City:	MAYO
State:	FL
Zip:	320666407
Congressional District:	FLORIDA 02
Country:	UNITED STATES
Phone:	(386) 294-3634
Fax No:	(386) 294-4330
DUNS No:*	6117273190000
Contractor Name From Contract:*	BULOVA TECHNOLOGIES ORDINANC

Socio Economic Data

☐ Veteran Owned	☐ Asian Pacific	☐ Tribal Government
☐ 8(a) Firm	☐ Service Disabled Vet	☐ Black Owned
☐ Hub Zone	☐ Local Government	☐ Native American
☐ SDB	☐ Minority Institution	☐ Asian Indian
☐ JWOD (Sheltered Workshop)	☐ American Indian	☐ Non-Profit Organizatic
☐ HBCU	☐ State Government	☐ Hispanic Owned
☐ Educational Institution	☐ Federal Government	☐ Emerging Small
☐ Women Owned	☐ Minority Owned Business	☐ Hospital

Organization Type	Number of Employees	Annual Revenue
OTHER	45	$3,000,000

Contract Data

Type of Contract:*	Fixed Price
Multi Year Contract:*	☐
Major Program:	
National Interest Action:*	None
Cost Or Pricing Data:*	No
Purchase Card Used As Payment Method:*	☐
Letter Contract:*	☐
Performance Based Service Acquisition:*	☐

** FY 2004 and prior; 80% or more spe..ified as performance requirement*
** FY 2005 and later; 50% or more specified as performance requirement*

Contingency Humanitarian Peacekeeping Operation:	Select One
Contract Financing:*	Not Applicable
Cost Accounting Standards Clause:	
Number Of Actions:*	1
Consolidated Contract:*	

Legislative Mandates

Clinger Cohen Act:*	
Service Contract Act:*	
Walsh-Healey Act:*	
Davis Bacon Act:*	

Principal Place of Performance

Principal Place Of Performance Code (State, Location, Country):*	BU
Principal Place Of Performance County Name:	
Principal Place Of Performance City Name:	BULGARIA
Congressional District Place Of Performance:	
Place Of Performance Zip Code(+4):*	-

Product Or Service Information

Product/Service Code:*	1095	**Description:**	MISCELLANEOUS WEAPONS
Principal NAICS Code:*	332994	**Description:**	SMALL ARMS MANUFACTURING
Bundled Contract:*	Not a bundled requirement		
System Equipment Code:*	000		
Country of Product or Service Origin:*	RS		RUSSIA
Place of Manufacture:*	Mfg outside U.S. - Use outside the United States		
Use Of Recovered Material:*	No Clauses Included		
InfoTech Commercial Item Category:	Not IT Products or Services		
Claimant Program Code:*	C9E	**Description:**	ALL OTHERS NOT IDENTIFIABLE TO ANY OTHER P
Sea Transportation:*	No		
GFE/GFP Provided Under This Action:*			
Use Of EPA Designated Products:*	Meets Requirements		
Description Of Requirement:* *(4000 characters)*	Non Standard Weapons		

Competition Information

Extent Competed For Referenced IDV:			
Extent Competed:	Full and Open Competition		
Solicitation Procedures:*	Negotiated Proposal/Quote		
Type Of Set Aside:*	No set aside used.		
Evaluated Preference:*	No Preference used		
SBIR/STTR:	Select One		
Statutory Exception To Fair Opportunity:	Select One		
Reason Not Competed:	Select One		
Local Area Set Aside:*	No		
Number Of Offers Received:*	0	Pre Award FBO Synopsis:*	
Small Business Competitiveness Demonstration Program:		SBA/OFPP Synopsis Waiver Pilot:*	
Commercial Item Test Program:		Alternative Advertising:*	
Commercial Item Acquisition Procedures:*		A76 Action:*	

Preference Programs / Other Data

Contracting Officer's Business Size Selection:*	Other than Small Business

Subcontract Plan:	Plan Not Required
Price Evaluation Percent Difference:	0 %
Reason Not Awarded To Small Disadvantaged Business:	SDB Solicited and No Offer Received
Reason Not Awarded To Small Business:	SB Solicited and Offer was Not Low

8/26/2010

SUBJECT: Termination for Default of Bulova Technologies Ordinance, Contract W91CRB-09-C-0014

1. Purpose: To provide information on purchase of undelivered foreign weapons on terminated Bulova Technologies contract from respective sub-contractors.

2. Facts.

a. Contract W91CRB-09-C-0014 was awarded on 13 January 2009 by the U.S. Army Research, Development and Engineering Command Contracting Center (RDECOM-CC) to Bulova Technologies Ordinance Systems LLC, for the purchase of non-standard foreign weapons on FMS Cases IQ-B-APG and IQ-B-VBK. Bulova's sources of supply were sub-contractors in Bulgaria, Romania and Serbia. The contract was terminated for default on 30 July 2010. Undelivered weapons on the contract include 4,500 PKM Machine Guns and 3,134 PSL Sniper Rifles on IQ-B-APG and 94 NSV Heavy Machine Guns on IQ-B-VBK.

b. Contract value of the undelivered weapons:

4,500 PKM Machine Guns - $10,507,500.00
3,134 PSL Sniper Rifles - $3,281,298.00
94 NSV Heavy Machine Guns - $1,256,498.00

c. On 4 August 2010 Bulova terminated their sub-contracts with each of the sub-contractors in Bulgaria, Romania and Serbia.

e. The RDECOM-CC Contracting Officer has scheduled a termination conference on 1 September 2010 with Bulova and all their sub-contractors. USASAC-G4 will attend.

f. The Contracting Officer has requested estimated pricing for the re-purchase of the undelivered weapons already produced and inspected by DCMA from each of the following subcontractors:

Arsenal Company
100, Rozova Dolina St.
6100 Kazanlak, Bulgaria
POC: Mr. Hristo Ibushev
Phone: 359886433117

Description	Quantity	Unit Price, USD	Total Price, USD
7.62x54mm arsenal Machine Gun MG-1M with intergral bi-pod (PKM)	500	1,900.00 USD	0.00 USD
7.62x54mm arsenal Machine Gun MG-1M with intergral bi-pod (PKM)	4,000	1,900.00 USD	7,600,000.00 USD
Transport cost from Bulgarian Airport to Baghdad International Airport, Iraq	4 Aircraft Shipments	130,000.00 USD	520,000.00 USD
Re-procurement Cost		Total	8,120,000.00 USD

Yugoimport/Zastava Arms
Kosovska 4
34000 Kragujevac, Serbia
POC Ms. Marina Vuksanovic, Director of Division fo America and Europe
Phone: 381112224210

Description	Quantity	Unit Price, USD	Total Price, USD
12.7x108mm Heavy Machine Gun, NSV	94	*1,367.00 USD	*1,285,000.00 USD
Transport cost from Serbia, Belgrade Airport to Baghdad International Airport, Iraq	1 Aircraft Shipments	125,000.00 USD	125,000.00 USD
Re-procurement Cost		Total	1,410,000.00 USD

*This is an estimate cost until Yugoimport provides actual costs after legal advice as to the status of terminated contract with prime (Bulova). As of 8/25/2010 RDECOM CC is still waiting on price quote.

g. The Contract Officer has confirmed that the following subcontractor has not produced the following non-standard weapons:

RomArm - Fabrica De Arme Cugir
21 Decembreie 1898 Street No. 1
525600, Cugir, Romania
POC: Mr. Francisc Kudler
Phone: 40730020450

Description	Quantity	Unit Price, USD	Total Price, USD
Romak-3/PSL Sniper Rifle with Scope, Includes: 3 each 10 round magazines per rifles, 1 cleaning kit per rifle	3,134	*1,047.00 USD	*3,281,129.80 USD
Spotter scopes for use w/Romak PSL	30	*292.00 USD	*8,760.00 USD
Transport cost from Serbia, Belgrade Airport to Baghdad International Airport, Iraq	TBD	TBD	TBD
Re-procurement Cost		Total	3,289,889.80 USD

*This is an estimate cost until Roarm provides actual costs after legal advice. Romarm has not started production and no weapons have been produced to date.

h. The Contracting Officer cannot commence formal negotiations with the sub-contractors until after the termination conference on 1 September 2010.

3. Way Ahead.

a. Based on estimates received from sub-contractors for re-purchase of the weapons, additional funding requirements will be coordinated with ISAF.

b. Upon completion of 1 September 2010 termination conference with Bulova, REDECOM-CC will commence formal negotiations with sub-contractors. USASAC-G4 will be participate in the formal negotiations.

c. Upon receipt of required funding RDECOM-CC will award a contract with each respective sub-contractor to re-purchase the foreign weapons.

d. Should negotiations with sub-contractors fail a new procurement action would be required. The new procurement action would be worked by TACOM.